SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              Sonoma Valley Bancorp
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:
            _______________________________
         2) Aggregate number of securities to which transaction applies:
            _______________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            _______________________________
         4) Proposed maximum aggregate value of transaction: ______________
         5) Total fee paid: ___________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid: ________________________________
         2)       Form, Schedule or Registration Statement No.: _______________
         3)       Filing Party: __________________________________________
         4)       Date Filed: ___________________________________________

[GRAPHIC OMITTED]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 18, 2005


To our Shareholders:

     The annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") will be held on Wednesday, May 18, 2005, at 6:00 p.m., at Ramekins Event Center, 450 West Spain Street, Sonoma, California 95476. The meeting is being held for the following purposes:

         (1) To elect eleven (11) directors to serve until the next annual meeting and until their successors are elected and qualified; and

         (2) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for fiscal year 2005.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 21, 2005, as the record date for determining those shareholders who will be entitled to notice and to vote at the meeting or any postponement or adjournment.

     Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                              By Order of the Board of Directors

                                              /s/ Suzanne Brangham
                                              SUZANNE BRANGHAM, Secretary

April 8, 2005
Sonoma, California



WE URGE YOU TO VOTE BY TELEPHONE AT 1-800-776-9437.

OTHERWISE, PLEASE SIGN, DATE AND RETURN YOUR ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

[GRAPHIC OMITTED]

                              SONOMA VALLEY BANCORP
                               202 W. Napa Street
                            Sonoma, California 95476

                                 PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS OF
                              SONOMA VALLEY BANCORP

     This proxy statement contains information related to the annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") to be held on Wednesday, May 18, 2005, beginning at 6:00 p.m., at Ramekins Event Center, 450 West Spain Street, Sonoma California 95476, and at any postponements or adjournments thereof.

     A copy of the Company's Annual Report for the year ended December 31, 2004, accompanies this Proxy Statement.

     These proxy materials were first mailed to shareholders on or about April 8, 2005.

                               PURPOSE OF MEETING

     At the annual meeting, shareholders will be asked:

     (1) To elect eleven (11) directors of the Company to serve until the next annual meeting and until their successors are elected and qualified; and

     (2) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for the fiscal year 2005.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.

                       GENERAL PROXY STATEMENT INFORMATION

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Company. Shareholders are requested to consider and vote upon the matters discussed herein.

Revocability of Proxies

     Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Ms. Suzanne Brangham, 202 West Napa Street, Sonoma, California 95476, written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the meeting and electing to vote in person prior to the taking of any vote.

Solicitation of Proxies

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing these proxy materials will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special remuneration. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for the cost of forwarding proxy materials to the beneficial owners of the Company's stock.

Outstanding Securities and Voting Rights

     Holders of record of the Company's common stock at the close of business on March 21, 2005, will be entitled to vote on all matters to be presented at the annual meeting. As of such date, 2,151,370 shares of common stock were outstanding. Votes may be cast in person or by proxy, and each share of common stock entitles its holder to one vote.

     With respect to proposal one, the eleven (11) directors receiving the highest number of votes will be elected as directors. The affirmative vote of a majority of the holders of the Company's common stock represented and voting at the meeting (which also can constitute not less than 25% of the outstanding shares) is required in order to approve proposal two. Under California law, abstentions and broker non-votes shall be counted for purposes of determining a quorum, but will not be counted for or against the proposals or for or against any of the directors.

     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible. The eleven nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.

     A proxy for use at the annual meeting is enclosed. Proxies which are properly executed and returned to the Company will be voted at the annual meeting in accordance with the shareholders' instructions contained in such proxies and, at the discretion of the Proxy Holders, on such other matters as may properly come before the meeting. The Company is soliciting discretionary authority to cumulate votes in connection with the election of directors and in connection with any other matters that may properly come before the meeting, as provided for above. Where no contrary instructions are given, the shares will be voted "For" the election of each of the eleven directors identified under the caption, "Election of Directors" and "For" the ratification of the selection of Richardson and Co. as independent auditors for 2005. Any shareholder has the power to revoke his or her proxy at any time before it is voted.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     All directors of the Company are elected for one-year terms and until their successors are duly elected and qualified. The Board of Directors of the Company proposes that the eleven nominees named below, all of whom are currently serving as directors of the Company, be re-elected for a new one-year term. Each of the nominees has consented to serve if elected. There are no family relationships between directors and officers. The address of each of the nominees is Sonoma Valley Bancorp, 202 West Napa Street, Sonoma, CA 95476.

     The eleven directors standing for election, including a capsule background summary and the number of shares held by each, are as follows:


                                                                      Common Stock Amount
Name and Principal                                                       and Nature of
Occupation                                            Age             Beneficial Ownership          Percent of Class(1)
----------                                            ---             --------------------          ----------------

Suzanne Brangham                                       62                 27,797 (2)                      1.28%
Secretary since 2001 and Director of the Bank
since March, 1995; since 1975, president of
Classix, Inc., since 1994, president of 400 West
Spain Corp and since 1999, LLC Manager of
MacArthur Place.

Dale T. Downing                                        63                116,809 (3)(8)                   5.35%
Director of the Bank since its formation in 1988;
proprietor, Sonoma Market, Inc. and Glen Ellen
Village Market, Inc., formerly Shone' Country
Store, Inc.

Frederick H. Harland                                   58                 14,876 (4)(9)                       *
Director of the Bank since its formation in 1988;
proprietor, Harland & Lely Corporation since 1998,
project manger, Lely Construction, Inc. since 1990;
former Director and Chief Executive Officer of
Sonoma Cheese Factory from 1969 to 1990.

Robert B. Hitchcock                                    60                120,328 (3)(10)                  5.51%
Director of the Bank since its formation in 1988;
Chairman of the Board 1988-1995 retired in 1992 as
President, Nicholas Turkey Breeding Farms, a
position held since 1982.

Gerald J. Marino                                       65                 94,104 (5)                      4.33%
Director of the Bank since its formation in 1988;
retired president, Marino Distributing Beer and
Wine Company since 1968.

Gary D. Nelson                                         67                 91,274 (11)                      4.24%
Director of the Bank since 1993; president of
Gary D. Nelson Associates,
Inc. since 1970.

                                       3


Robert J. Nicholas                                     62                111,837 (4)                       5.18%
Chairman of the Board since 1995 and Director of
the Bank since its formation in 1988; retired in
1992 as Chairman, Nicholas Turkey Breeding Farms,
a position held since 1982.

Angelo C. Sangiacomo                                   74                 43,337 (6)(12)                   1.98%
Director of the Bank since 1992; general manager
and partner, Sangiacomo Vineyards since 1950;
founding director, Carneros Quality Alliance since
1959.

J. R. Stone                                            81                 58,208                           2.71%
Director of the Bank since 1993; retired as
Chairman of World Products, Inc. in 1987.

Mel Switzer, Jr.                                       59                109,164 (7)(13)                   4.91%
President and Chief Executive Officer of the Bank
since April 1990; director of the Bank since he
joined in 1990.

Harry W. Weise                                         74                 82,498 (2)                       3.79%
Director of the Bank since its formation in 1988;
Secretary 1995-2001; retired president, North Bay
Insurance Brokers, Inc. since 1968.

Directors and Executive Officers as a Group (13                          923,972 (14)                     37.55%
persons including the above)

* Less than 1% of outstanding shares of common stock.

(1) Percentages are based on a total of 2,151,370 shares outstanding as of March 10, 2005.
(2)      Includes 27,797 shares subject to options exercisable within 60 days.
(3)      Includes 32,430 shares subject to options exercisable within 60 days.
(4)      Includes 9,266 shares subject to options exercisable within 60 days.
(5)      Includes 23,165 shares subject to options exercisable within 60 days.
(6)      Includes 37,063 shares subject to options exercisable within 60 days.
(7)      Includes 72,097 shares subject to options exercisable within 60 days.
(8)      Includes 11,916 shares held by wife in an IRA account.
(9) Includes 604 shares held by wife and 730 shares held by wife in an IRA account.
(10)     Includes 10,920 shares held by wife in an IRA account.
(11) Includes 690 shares held in a Trust Account of which his wife is a Trustee and 31 shares held by son.
(12) Includes 1,957 shares held by wife as a custodian of Uniform Transfer to Minors Act.
(13)     Includes 2,157 shares held by wife in an IRA account.
(14) Includes a total of 309,028 shares subject of options exercisable within 60 days.

Committees and Compensation of the Board of Directors

     The Board of Directors of the Company has elected standing Audit and Personnel and Policies Committees. The Board does not have a Nominating Committee.

     The Personnel and Policies Committee filling the role and duties of the Compensation Committee serves the function of considering officer compensation and employee benefits. The six members of the Committee are: Messrs. Nicholas (Chairman), Downing, Hitchcock, Nelson, Stone and Weise. The Committee met six times during 2004.

     At fiscal year end, the Audit Committee consisted of five independent directors, Messrs. Downing (Chairman), Harland, Nicholas, Stone and Weise. The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Board adopted a written charter for the Audit Committee which is attached as Exhibit A. The Board of Directors has not yet chosen a member to be named as the Audit Committee Financial Expert. The Committee met ten times during 2004.

Nominations to the Board of Directors

     Our directors take a critical role in guiding our strategic direction and overseeing the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Board of Directors does not have a nominating committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The Board recommends a slate of directors for election at the annual meeting.

     In carrying out its responsibilities, the Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Suzanne Brangham, the Secretary of the Bank, 202 W. Napa Street, Sonoma, California 95476. Ms. Brangham and Messrs. Downing, Harland, Hitchcock, Marino, Nelson, Nicholas, Sangiacomo, Stone and Weise are independent as defined in the NASD listing standards.

Audit Committee Report

     The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review and discussions mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company's Annual Report on Form 10-K.

                                          Respectfully Submitted,
                                          Sonoma Valley Bancorp Audit Committee,
                                          /s/ Dale T. Downing, Chairman

                                          /s/ Frederick H. Harland
                                          /s/ Robert J. Nicholas
                                          /s/ Jesse R. Stone
                                          /s/ Harry W. Weise

Compensation Committee Interlocks and Insider Participation

     Directors Robert J. Nicholas, Chairman, Dale T. Downing, Robert B. Hitchcock, Gary D. Nelson, Jesse R. Stone and Harry W. Weise serve on the Personnel and Policies Committee (the board committee performing equivalent functions of a compensation committee). There are no compensation committee interlocks or insider participation on our personnel and policies committee.

Personnel and Policies Committee Report

Compensation Philosophy

     The Committee continues to emphasize the important link between the Company's performance, which ultimately benefits all shareholders, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components - Base Salary, Incentive Compensation and Long Term Incentives - to achieve these goals.

Base Salary

     The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Committee based upon Committee compensation data, the executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor.

Incentive Compensation

     The Incentive Compensation component of executive compensation is designed to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus Plan is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. The plan is weighted heavily towards achieving profitability before any bonus compensation would be earned and is presently based upon increasing returns on beginning equity.

Long Term Incentives

     The Committee provides the Company's executive officers with long-term incentive compensation in the form of stock option grants under the Company's 2002 Equity Incentive Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. All options granted executive officers to date have been granted at the fair market value of the Company's common stock on the date of grant. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long term strategic performance goals. The number of stock options granted in prior years are also taken into consideration.

     In  conclusion,   the  Committee   believes  that  the  company's   current
compensation levels are consistent with Company goals.

                         Respectfully Submitted,
                         Sonoma Valley Bancorp Personnel and Policies Committee,

                         /s/ Robert J. Nicholas, Chairman
                         /s/ Dale T. Downing
                         /s/ Robert B. Hitchcock
                         /s/ Gary D. Nelson
                         /s/ Jesse R. Stone
                         /s/ Harry W. Weise

Attendance at Board, Committee and Shareholder Meetings

     The Board of Directors met twelve times during 2004 for regular board meetings. All members of the Board attended at least 75% of all board meetings and meetings of the committees on which they served during 2004, except Mr. Harland. All of the members of the Board of Directors attended last year's annual meeting of shareholders, except for Mr. Stone.

Directors' Remuneration

     The directors of the Company are scheduled to meet at least quarterly and receive $100 for each meeting. The directors of the Sonoma Valley Bank (the "Bank") receive $800 for each regular board meeting and $200 for each committee meeting attended of which they are a member. The Chair of the Board of the Bank receives $1,100 for each Bank meeting. The Chair of the Audit Committee and the Chair of the Loan Committee receive $300 for each committee meeting attended. The President and Chief Executive Officer does not receive any director fees.

Security Ownership of Certain Beneficial Owners and Management

Principal Shareholders

     The following table sets forth certain information as of March 10, 2005, with respect to the beneficial ownership of the Company's common stock for each person known to the Company to own beneficially 5% or more of the outstanding shares of the Company's common stock. The table on page 4 of this proxy statement sets forth, as of March 10, 2005, certain information with respect to the beneficial ownership of shares of the Company's common stock by all directors of the Company individually, and all directors and all executive officers of the Company as a group. As of March 10, 2005, there were 2,151,370 shares of common stock outstanding. The address for the shareholders listed is Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476.

          Name of Shareholder            Number of Shares            Percent
          -------------------            ----------------            -------
          Robert B. Hitchcock               120,328 (1)               5.51%
          Robert J. Nicholas                111,837 (2)               5.18%
          Dale Downing                      116,809 (3)               5.35%

(1) Includes 32,430 shares subject to options exercisable within 60 days and 10,920 shares held by wife in an IRA account.
(2)  Includes 9,266 shares subject to options exercisable within 60 days.
(3) Includes 32,430 shares subject to options exercisable within 60 days and 11,916 shares held by wife in an IRA account.

           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                  SHAREHOLDERS AND CERTAIN RELATED TRANSACTIONS

     The following information regarding each person who currently serves as an executive officer of the Bank is listed below. The executive officers serve at the discretion of the Board of Directors in their various capacities.

                                  Position with the Bank and Principal
Officer                  Age      Occupations During the Past Five Years
-------                  ---      --------------------------------------
Mel Switzer, Jr.          59      President  and  Chief Executive Officer since
                                  April 1990.
Mary Dieter Smith         56      Executive   Vice  President,  Chief  Operating
                                  Officer, Chief Financial Officer and Assistant
                                  Corporate Secretary since June 1997; Executive
                                  Vice  President,  Chief  Financial Officer and
                                  Asst. Corporate Secretary since January  1993;
                                  Vice President, Chief  Financial  Officer  and
                                  Assistant Corporate Secretary from June 1988 to January 1993.

Sean Cutting,             35      Senior  Vice  President   and  Chief   Lending
Chief Lending Officer,            Officer since August 2003;  VP and  Loan Group
Senior Vice President             Manager  since  April  2003; VP and Commercial
                                  Loan  Officer   since   June  2002;  Corporate
                                  Banking Officer at ABN AMRO Bank   and Silicon
                                  Valley Bank from 1999-2001.

Executive Compensation

     As to the Company's Chief Executive Officer and each other key employee of the Bank who received total remuneration in excess of $100,000 in 2004, the following table sets forth total remuneration received from the Company for services performed in all capacities during the last three years.

                           SUMMARY COMPENSATION TABLE
===============================================================================================================================
                                      ANNUAL COMPENSATION                                   LONG-TERM COMPENSATION
                                      -------------------                                   -----------------------

                                                                                                SECURITIES
NAME AND                                                            OTHER      RESTRICTED       UNDERLYING           ALL
PRINCIPAL                                                           ANNUAL       STOCK           OPTIONS/           OTHER
POSITION                  YEAR         SALARY         BONUS         COMP.       AWARD(S)           SARs              COMP.
===============================================================================================================================
Mel Switzer, Jr.,         2002        $154,250(1)    $120,727    $    0(6)       $ 0                 0             $4,800(7)
CEO, President
                          2003        $157,879(2)    $ 72,159    $2,374(6)       $ 0                 0             $5,600(7)

                          2004        $198,673(3)    $ 71,175    $    0(6)       $ 0                 0             $6,400(7)
===============================================================================================================================
Mary Dieter Smith         2002        $102,472       $ 80,485    $2,759(6)       $ 0                 0             $4,800(7)
COO, CFO, Executive
VP                        2003        $106,571       $ 48,106    $  102(6)       $ 0                 0             $5,600(7)

                          2004        $129,506       $ 53,381    $    0(6)       $ 0                 0             $6,400(7)
===============================================================================================================================
Sean C. Cutting
CLO, Senior VP            2002        $ 48,853(4)     $  4,890    $1,539(6)       $ 0                 0             $2,030(7)

                          2003        $108,567        $ 25,900    $  820(6)       $ 0                 0             $4,800(7)

                          2004        $131,231        $ 72,616    $2,500(6)       $ 0                 0             $5,200(7)
===============================================================================================================================
Bob Thomas,               2002        $117,880        $ 11,491    $1,720(6)       $ 0                 0             $    0
CIO, VP
                          2003        $137,750        $ 10,061    $2,484(6)       $ 0                 0             $    0

                          2004        $145,186        $  7,788    $    0(6)       $ 0                 0             $    0
===============================================================================================================================
Paco Villasenor,          2002        $ 56,600(5)     $      0    $3,896(6)       $ 0                 0             $1,356(7)
Branch Business
Development, VP           2003        $101,792        $  7,364    $    0(6)       $ 0                 0             $4,800(7)

                          2004        $105,748        $  5,671    $2,291(6)       $ 0                 0             $3,280(7)
===============================================================================================================================

(1) Includes $148,354 base salary and $5,896 in fringe benefits.
(2) Includes $154,289 base salary and $3,590 in fringe benefits.
(3) Includes $192,382 base salary and $6,291 in fringe benefits.
(4) Hire date was June 17, 2002.
(5) Hire date was June 1, 2002.
(6) Represents accrued and unused vacation.
(7) Represents 401(k) employer's matching contributions.

                      Option/SAR Grants in Last Fiscal Year

     The following table provides information relating to stock options granted during the year ended December 31, 2004.

         ----------------------------------------------------------------------------------------------------------------------
                                                                                               Potential
                                                                                            Realizable Value
                                                                                                   at
                                                                                             Assumed Annual
                                                                                             Rates of Stock    Alternative
                                                                                                 Price        to (f) and (g):
                                                                                              Appreciation       Grant Date
                                     Individual Grants                                       for Option Term        Value
         ----------------------------------------------------------------------------------------------------------------------
                (a)              (b)                (c)               (d)          (e)       (f)       (g)          (h)
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------


                             Number of      Percentage of Total
                             Securities        Options/SARs
                             Underlying         Granted to         Exercise                                       Grant Date
                            Options/SARs       Employees in        of Base                                       Present Value
                              Granted             Fiscal            Price       Expiration                       -------------
               Name             (#)                Year             (#/Sh)         Date      5% ($)   10% ($)         ($)
               ----         ------------       ------------       -----------   ----------   -------  --------        ---
         ----------------------------------------------------------------------------------------------------------------------
         Mel Switzer, Jr.        0
         ----------------------------------------------------------------------------------------------------------------------
         Mary Dieter Smith       0
         ----------------------------------------------------------------------------------------------------------------------
         Sean C. Cutting       22,500(2)            33%            $20.71(2)    01/21/14  $293,049  $742,644
         ----------------------------------------------------------------------------------------------------------------------
         Bob Thomas            11,250(2)            17%            $20.71(2)    01/21/14  $146,525  $371,322
         ----------------------------------------------------------------------------------------------------------------------
         Paco Villasenor       11,250(2)            17%            $20.71(2)    01/21/14  $146,525  $371,322
         ----------------------------------------------------------------------------------------------------------------------

(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices, or actual performance.
(2)  Adjusted for the 3 for 2 stock split in August 26, 2004.

Ten-Year Options/SAR Repricings

There were no repricing of options for the fiscal year ended December 31, 2004.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

The following table sets forth executive officers options exercised and option values for fiscal year ended December 31, 2004 for all executive officers at the end of the year.

                                                               Number of Securities
                            Shares                             Underlying Unsecured                Value of Unexercised
                           Acquired                                  Options                       In-The-Money Options
                             on             Value              at December 31, 2004               at December 31, 2004(1)
         Name              Exercise      Realized ($)     Exercisable     Un-exercisable      Exercisable      Un-exercisable
         ----              --------      ------------     -----------     --------------      -----------      --------------

Mel Switzer, Jr.            15,445         $169,609          72,100              0            $1,135,913             0

Mary Dieter Smith            7,913           66,721          28,715              0               460,416             0

Sean C. Cutting               0                0              4,500            18,000             14,819         $59,274

Bob Thomas                    0                0              2,250             9,000              7,409          29,637

Paco Villasenor               0                0              3,904             9,000             23,102          29,637

Footnotes to Table
------------------

(1) Based on December 31, 2004, year end closing price of $24.00 per share.

Compensation Plan Table

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2004 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

       --------------------------------------------------------------------------------------------------------------------

               Plan category         Number of securities to be    Weighted-average exercise       Number of securities
                                       issued upon exercise of   price of outstanding options,   remaining available for
                                        outstanding options,          warrants and rights         future issuance under
                                         warrants and rights                                    equity compensation plans
                                                                                                  (excluding securities
                                                                                                 reflected in column (a))

                                                (a)                           (b)                          (c)

       --------------------------------------------------------------------------------------------------------------------
         Equity compensation plans
       approved by security holders           388,195                       $10.31                       56,055
       --------------------------------------------------------------------------------------------------------------------
         Equity compensation plans
         not approved by security
                  holders                         0                            0                            0
       --------------------------------------------------------------------------------------------------------------------
                   Total                      388,195                       $10.31                       56,055
       --------------------------------------------------------------------------------------------------------------------

Incentive Bonus Plan

     The Bank has an incentive bonus plan, which the Company will continue, the object of which is to provide an incentive for key officers as a means for compensating these people for extra service and results. The participants are selected at the discretion of the Board of Directors. Under the plan, a target cash bonus has been established for each participant. The actual cash bonus payment is adjusted up or down, depending on performance levels of the Bank each year in comparison to annual operating budgets and established goals.

Retirement Plan

     During 1995, the Bank also adopted a Supplemental Executive Retirement Plan ("SERP Plan"). Currently, the SERP Plan covers three key officers and one retired employee. The SERP Plan provides that the Bank will pay the officers and retired employee specified amounts over specified periods after retirement, and to make those payments to the officer's or retired employee's beneficiary or estate if death should occur prior to or during retirement. The SERP Plan is unfunded for tax purposes and under Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Bank also purchased single premium life insurance policies in connection with the implementation of the plan, which policies will provide protection against the adverse financial effects from the death of an officer or retired employee. Although the officers and retired employee of the Bank are the named insureds, the Bank is the owner and beneficiary under the policies.

401(k) Plan

     In June 1989, and as amended in October 1992 for the year beginning January 1992, the Bank adopted a 401(k) employee savings plan (the "401(k) Plan") which provides for a cash deferral arrangement under which all employees, including officers, are eligible for participation following three months of employment. The purpose of the 401(k) Plan is to reward eligible employees for their long and loyal service to the Bank and allow them to provide for their retirement.

     All eligible employees may contribute between 1% and 20% of their regular cash compensation not to exceed a certain dollar limit which is determined each year by the Internal Revenue Service. For 2004, this limit was $13,000. All employee contributions are fully vested. Each employee is entitled to direct the investment of his or her account into any or all of the available investment funds.

     Each payday, the Bank makes a matching contribution on each employee's behalf in an amount equal to 40% of the amount contributed by the employee. The 401(k) Plan allows each participant to become 100% vested upon participation in the plan. Employees leaving the service of the Bank after participating in the plan may withdraw their vested portion, plus their pro rata share of income and forfeitures, in cash, generally in one payment or in installments.

     The Bank made contributions totaling $109,628 in 2004, $92,012 in 2003 and $77,913 in 2002.

Severance Agreements

     On October 21, 1998, the Bank entered into Severance Agreements with both its Chief Executive Officer, Mel Switzer, and its Chief Operating Officer, Mary Dieter. On March 17, 2004, the Bank entered into a Severance Agreement with its Chief Lending Officer, Sean C. Cutting. The Severance Agreement with Mr. Switzer provides for payment to him equal to two years of his base salary in the event that he is terminated within 24 months following a change of control of the Company. Similarly, the Severance Agreements with Ms. Dieter and Mr. Cutting provide for payment to each equal to one year of their individual base salary in the event either is terminated within 24 months following a change of control of the Company. The Severance Agreements are not employment agreements and provide for payment of the severance only in the event of the occurrence of the specified circumstances. All Severance Agreements are effective through October 20, 2008, subject to extension by mutual agreement of the Company and each executive. The Company has assumed the obligations under these agreements.

Certain Relationships and Related Transactions

     The Bank has had (and expects to have in the future) banking transactions in the ordinary course of its business with its directors, officers, principal shareholders and their affiliates. These loans are granted on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with others and, in the opinion of management, do not involve more than the normal risk of collectibility. The aggregate loan disbursements and loan payments made in connection with loans to directors, officers, principal shareholders, and affiliates, are as follows:


                                                 2004             2003
                                                 ----             ----
          Balance, beginning of year          $3,095,000       $4,607,000

          Loan disbursements                   1,040,000          690,000

          Loan payments                         (661,000)      (2,202,000)
                                              -----------      -----------
          Balance, end of year                $3,474,000       $3,095,000
                                              ===========      ===========

     During 2004, the highest amount of aggregate indebtedness of directors, officers, principal shareholders, and affiliates, was $3,474,000 as of December 31, 2004, which represented 17.93% of the Bank's equity capital as of such date.

     The Bank leases its Glen Ellen branch office from Sonoma Market Partnership in which director Dale Downing is a partner. Lease expense for the years ended December 31, 2004 and 2003 was $13,596 and $12,889, respectively. The remaining lease commitment is approximately $47,999 through March 2008 including a minimum inflationary increase of 4% per year. The monthly lease payments will be increased annually based upon the Consumer Price Index, but not less than 4% annually. The term of the lease is 5 years with an option to extend the lease term for two additional 5 year terms at the same Consumer Price Index limitations.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 31, 2004, all of its executive officers, directors and ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements by filing Form 3, 4 and 5 with the SEC.

Comparison of Cumulative Total Return on Investment

     There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph below. The market price of our common stock in recent years has fluctuated significantly and it is likely that the price of the stock will fluctuate in the future. We do not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by us to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, or (iii) to be incorporated by reference in any filings by us under the Securities Act, or the Exchange Act.

[Graph Omitted]

                                                       Period Ending
                                ---------------------------------------------------------------
Index                           12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
-----------------------------------------------------------------------------------------------
Sonoma Valley Bancorp            100.00     111.61     135.08     197.52     201.62     249.39
Russell 2000                     100.00      96.98      99.39      79.03     116.38     137.71
SNL <$250M Bank Index            100.00      99.01     123.45     151.70     229.40     283.65

Source:  SNL Financial LC, Charlottesville, VA                    (434) 977-1600
(c) 2005

Recommendation of the Board of Directors

         The Board recommends that shareholders vote "FOR" each of the eleven directors nominated.


                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Richardson and Co., certified public accountants, as independent auditors for the Company for 2005. Richardson and Co. has served as independent auditors for the Company since 1993. Shareholders are being asked to ratify this selection at the annual meeting. A representative of Richardson and Co. will be present at the meeting and will be afforded the opportunity to make a statement and respond to appropriate questions.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote "FOR" Proposal No. 2.

OTHER BUSINESS

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements on Form 10-K and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended December 31, 2003 was $ 41,720 and December 31, 2004 was $ 45,980.

Audit-Related Fees

     The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements for the year ended December 31, 2003 was $ 8,547 and December 31, 2004 was $ 8,894.

Tax Fees

     The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended December 31, 2003 was $ 9,470 and December 31, 2004 was $10,970. The services comprising these fees include federal and state income tax returns, quarterly tax estimates and business property tax statements.

All Other Fees

     There were no aggregate fees billed for any other professional services rendered by the Company's independent auditors for the fiscal year ended December 31, 2003 and 2004.

     The Audit Committee pre-approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 1%.

Code of Ethics

     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions. A copy of our code of ethics can be found on our website at sonomavalleybank.com/svbethics.pdf. The Company will report any amendment or waiver to the code of ethics on our website within five
(5) days.

Shareholder Proposals

     In addition to the matters discussed above, proxies will be exercised at the discretion of the Proxy Holders in voting on such other business as may properly be brought before the meeting. Except as discussed below, the only matters which the Board of Directors intends to present or knows will be presented at the meeting are the matters discussed herein. If any proposals are properly brought before the Annual Meeting, or any adjournment or postponement thereof, the Proxy Holders will vote in accordance with their own discretion.

Shareholder Proposals for Next Year's Annual Meeting

     Proposals by shareholders intended to be presented at the 2006 Annual Meeting of shareholders must be received by us not later than December 13, 2005, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on February 25, 2006 and advises stockholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on February 25, 2006.

     Notices of intention to present proposal at the 2006 Annual Meeting should be addressed to the Secretary of the Company at 202 W. Napa Street, Sonoma, California 95476. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Additional Information and Financial Disclosure

     A copy of the Company's 2004 Annual Report to Shareholders accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request. Requests for this statement or a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission, free of charge, may be made by writing to Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476 or by calling the Company at (707) 935-3200.

     Shareholders may send communications to the Board of Directors to the Secretary, Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476

                                              By Order of the Board of Directors

                                              /s/ Suzanne Brangham
                                              Suzanne Brangham, Secretary

                              SONOMA VALLEY BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 18, 2005

ABOUT THE MEETING AND VOTING YOUR SHARES


What is the purpose of the Annual Meeting?

The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors.

Who is entitled to vote?

1)   Only shareholders of record at the close of business on the record date are
     entitled  to  vote  at  the  annual  meeting,   or  any   postponements  or
     adjournments of the meeting.

2) Shareholders who hold their shares under their broker - as non-certificated shares or in "street name", are not shareholders of record. Their votes are cast by their broker pursuant to their instructions, and as provided under the rules of the New York Stock Exchange governing broker votes.

How do I vote?

Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card(s) in person.

If your shares are held by your broker or bank, (in "street name") you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter. Brokers generally have discretion to vote on the election of directors and for the ratification of the selection of auditors, unless instructed otherwise by the beneficial owner or unless there is a proxy contest. If you wish to vote your shares at the meeting you must contact your broker for a power of attorney.

Can I change my vote after I return my proxy card?

Yes. If your shares are held by your broker or bank (in "street name") you will need to notify your broker prior to the meeting. If you are a shareholder of record, you have the right to revoke your proxy at any time before the meeting by notifying the Company's Secretary at the following address:

         Sonoma Valley Bancorp
         202 W. Napa Street
         Sonoma, CA  95476

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). If your shares are held by your broker or bank in "street name," you must contact the broker or bank who holds your shares.

What happens if I abstain?

Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

                        ANNUAL MEETING OF SHAREHOLDERS OF
                              SONOMA VALLEY BANCORP
                                  May 18, 2005

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect directors to serve for the ensuing year and until their successors are elected.
                                                     Nominees:
[ ]      FOR ALL NOMINEES                   O        Suzanne Brangham
[ ]      WITHHOLD AUTHORITY                 O        Dale T. Downing
         FOR ALL NOMINEES                   O        Frederick H. Harland
[ ]      FOR ALL EXCEPT                     O        Robert B. Hitchcock
         (See instructions below)           O        Gerald J. Marino
                                            O        Gary D. Nelson
                                            O        Robert J. Nicholas
                                            O        Angelo C. Sangiacomo
                                            O        J.R. Stone
                                            O        Mel Switzer, Jr.
                                            O        Harry W. Weise


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

2. To ratify the selection of Richardson and Co. as independent auditors for fiscal year 2005.

         [ ]    FOR              [ ]      AGAINST          [ ]      ABSTAIN

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS, ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

     Yes, I plan to attend the shareholders' meeting. [ ]


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ______________________      Date: _________
Signature of Shareholder ______________________      Date: _________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dear Shareholder:

You are cordially invited to join us at the 2005 Annual Meeting of Shareholders of Sonoma Valley Bancorp. This year's meeting will be held at the Ramekins Event Center located at 450 West Spain Street, Sonoma, CA, on Wednesday, May 18, 2005 starting at 6:00 pm. We will be serving light refreshments. At the meeting we will elect directors, and will vote on the appointment of Richardson & Company as independent auditors for the fiscal year 2005. In addition, with respect to any other matter that may properly come before the Annual Meeting, the Proxy Holders will vote in accordance with their own discretion. It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postpaid return envelope as promptly as possible. If you date, sign and return your proxy form without specifying your choices, your shares will be voted in accordance with the recommendation of your directors.

Sincerely,


/s/ Mel Switzer, Jr.
Mel Switzer, Jr.
President & CEO

                              SONOMA VALLEY BANCORP
                               202 W. Napa Street
                                Sonoma, CA 95476
                                 (707) 935-3200

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

For Annual Meeting of Shareholders to be held on May 18, 2005

The undersigned hereby appoints Robert J. Nicholas and Mel Switzer, Jr. as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Sonoma Valley Bancorp held of record by the undersigned as of March 21, 2005, at the Annual Meeting of Shareholders to be held at Ramekins Event Center located at 450 West Spain Street, Sonoma, California 95476, at 6:00 p.m., (PST), on May 18, 2005 and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

                        ANNUAL MEETING OF SHAREHOLDERS OF
                              SONOMA VALLEY BANCORP
                                  May 18, 2005

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                      -OR-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Company Number ______________
Account Number _______________

You may enter your voting instructions at 1-800-PROXIES until 11:59 PM Eastern Time the day before the meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect directors to serve for the ensuing year and until their successors are elected.
                                            Nominees:
[ ]      FOR ALL NOMINEES                   O        Suzanne Brangham
[ ]      WITHHOLD AUTHORITY                 O        Dale T. Downing
         FOR ALL NOMINEES                   O        Frederick H. Harland
[ ]      FOR ALL EXCEPT                     O        Robert B. Hitchcock
         (See instructions below)           O        Gerald J. Marino
                                            O        Gary D. Nelson
                                            O        Robert J. Nicholas
                                            O        Angelo C. Sangiacomo
                                            O        J.R. Stone
                                            O        Mel Switzer, Jr.
                                            O        Harry W. Weise

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

2. To ratify the selection of Richardson and Co. as independent auditors for fiscal year 2005.

         [ ]      FOR              [ ]      AGAINST         [ ]      ABSTAIN

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

              Yes, I plan to attend the shareholders' meeting. [ ]


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder ______________________      Date: _________
Signature of Shareholder ______________________      Date: _________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                    Exhibit A

                              Sonoma Valley Bancorp
                                And Subsidiaries
                             Audit Committee Charter
                                  July 19, 2004

Preamble

     Sonoma Valley Bancorp (the "Company") and Sonoma Valley Bank ("Subsidiary"), as part of its continuous improvement efforts, desires to strengthen its Board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's Audit Committee, and the duties and responsibilities of the Audit Committee of its Subsidiaries, as applicable.

Organization

     The Audit Committee (the "Committee") of the Board of Directors of the Company and the Subsidiary shall be comprised of at least four (4) directors who are independent of management and the Company and Subsidiary, and shall be considered independent if they have no employment or other relationship with the Company or Subsidiary that might interfere with the exercise of their independence from the Company, Subsidiary or management. No Committee member is paid consulting, advisory or other compensation fees other than for Board services. All Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

     The Company's independent auditors are selected approved by, and report directly to the Audit Committee. If the Company establishes an internal audit function, the head of such internal audit function shall also report directly to the Audit Committee.

Statement of Policy

     The Committee shall provide assistance to the Board of Directors in fulfilling the Board members' responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting and reporting practices of the Company and Subsidiary, as required by all applicable state and federal laws, rules and regulations, and overseeing the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open communication between the members of the Board of Directors, the independent auditors and the Company's principal financial officer.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare financial statements, conduct audits or provide professional certification as to whether the Company's financial statements are complete and accurate; this is the responsibility of management and the independent accountants.

Responsibilities

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the corporate accounting and reporting practices of the Company and Subsidiary are in accordance with all the requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee will:

o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's Annual Report, as prepared for filing with the Securities and Exchange Commission.

o Review and approve all compensation plans, agreements, and arrangements with the Company's executive officers, in cooperation with the Personnel and Policies Committee.

o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company and Subsidiary. In selecting the independent auditors, the Committee will investigate any conflicts of interest.

o Have a clear understanding with the independent auditors that the independent auditors are accountable to the Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and, if appropriate, terminate their services.

o Review and concur with management's appointment, termination or replacement of the Company's principal financial officer and/or the head of the Company's internal audit function, if such position is created from time-to-time.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and, at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's principal financial officer, Audit Liaison Officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and Subsidiary and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company and Subsidiary compliance policies.

o Review the internal audit functions of the Company and Subsidiary, including the independence and authority of its principal financial officer, in meeting the Company's reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

o Inquire of management, the internal audit staff, as applicable, and the independent auditors about significant risks or exposures and to assess the steps management has taken to minimize such risks to the Company, including critical accounting policies.

o Direct the independent auditors to communicate directly to each member of the Committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-Q upon review.

o Receive, not less than seven (7) days prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

o Review the quarterly financial statements with financial management prior to the filing with the Securities and Exchange Commission (or prior to the press release of results, if possible), to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and to discuss any other matters required to be communicated to the Committee by the independent auditors. The chair of the Committee, or a member of the Committee designated by the chair, may represent the entire Committee for purposes of this review and any required discussions with the independent auditor.

o Review the financial statements contained in the Annual Report to Shareholders with management and with the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with the financial management team and with the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Committee by the auditors. Also review with the financial management team and with the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audits.

o Review accounting and financial human resources and succession planning within the Company and Subsidiary.

o Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors, a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend, that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

o Review and pre-approve all non-audit services performed by the independent auditors.

o Review the report of the Committee in the Annual Report to Shareholders and the Annual Report on Form 10-K disclosing whether or not the Committee has reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K. In addition, disclose the Committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the Proxy Statement for its Annual Meeting of Shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Shareholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

o Review all complaints received by the issuer regarding accounting, internal accounting controls or auditing matters. All employees of the Company and Subsidiary may anonymously send concerns in writing to the Chair of the Audit Committee. The Audit Committee will establish a procedure for the review of complaints, investigation and retention of complaints for future reference.

o A Committee member will review and approve all press releases and other disclosure contained in any report filed with the Securities and Exchange Commission, and review the report of the principal financial officer with respect to the Company's internal controls for disclosure.

o Managers and Financial Officers will sign a certification attesting to the accuracy of the information provided to the Chief Executive Officer and Chief Financial Officer.



Report

     The Committee will prepare a report to be included in the Company's Proxy Statement for an Annual Meeting of Shareholders discussing whether the Committee reviewed the financial statements with management and discussed the Statement on Auditing Standards No. 61 and Independence Standards Board Standard No. 1 with the independent accountants and if it has recommended to the Board of Directors that the audited financial statements be included in its annual report to be filed with the Securities and Exchange Commission.



Confirmed upon full approval by the Board of Directors







Date:  ________________                            _____________________________

                                                   By:  Dale Downing,
                                                        Audit Committee Chairman